EX 99.C
LETTER OF TRANSMITTAL
Regarding
Limited Liability Company Interests
in
Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Tendered Pursuant to the Offer to Purchase
Dated March 30, 2011

The Offer and withdrawal rights will expire
at, and this Letter of Transmittal must be
received by, 12:00 midnight, Eastern Time,
on April 26, 2011, unless the Offer is extended.
Complete this Letter of Transmittal and Return by Mail or Email to:
By Mail:
Bank of America
Attn: Bonnie Moy
100 Federal Street
MA5-100-06-05
Boston MA 02110
Phone: 1-866-921-7951
By Email:
aiclientservice@ml.com
Please include the words “Grosvenor Tender Documents” in the subject line.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Ladies and Gentlemen:
The undersigned hereby tenders to Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, a closed-end, diversified, management investment company organized under the laws of the State of Delaware (the “Fund”), the limited liability company interest (hereinafter the “Interest” or “Interests” as the context requires) in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase dated March 30, 2011 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Offer”). The tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.
The undersigned hereby sells to the Fund the Interest in the Fund or portion thereof tendered hereby pursuant to the Offer. The undersigned hereby warrants that the undersigned has full authority to sell the Interest or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.
The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Interests in the Fund or portions thereof tendered hereby. The undersigned recognizes that, if the Offer is oversubscribed, not all the undersigned’s Interests in the Fund will be purchased.
The undersigned acknowledges that this Letter of Transmittal must be received by Bank of America Capital Advisors LLC (the “Adviser”), by mail or email by 12:00 midnight, Eastern Time, on April 26, 2011, and that the method of delivery of any document is at the election and the complete risk of the undersigned, including, but not limited to, the failure of the Adviser, to receive any Letter of Transmittal or other document. Please note that Letters of Transmittal are no longer being accepted by fax transmission.
A non-transferable, non-interest bearing promissory note for the purchase price will be paid to the undersigned if the Fund accepts for purchase the Interest or portion thereof tendered hereby. The undersigned acknowledges that the promissory note will be held for the undersigned by BNY Mellon Investment Servicing (US) Inc., the Fund’s administrator. The cash payment(s) of the purchase price for the Interest or portion thereof tendered by the undersigned and accepted for purchase by the Fund will be made by transfer of the funds to the undersigned’s account at Bank of America, N.A. or an affiliated bank, (collectively “Bank of America”), or wired to the undersigned’s bank account if the undersigned does not have a Bank of America account, as described in Section 7 of the Offer. The undersigned hereby represents and warrants that the undersigned understands that upon a withdrawal of such cash payment from the account, the institution at which the account is held may subject such withdrawal to any fees that it would customarily assess upon the withdrawal of cash from such account. The undersigned hereby represents and warrants that the undersigned understands that any payment in the form of marketable securities would be made by means of special arrangement with the tendering member in the sole discretion of the Fund’s Board of Directors.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
If 95% or more of the undersigned’s Interest is tendered and accepted for purchase, the promissory note will also provide for a contingent payment portion of the purchase price, if any, as described in Section 7 of the Offer to Purchase. Any contingent payment of cash due pursuant to a note will also be made by wire transfer to the undersigned’s account. The undersigned recognizes that the amount of the purchase price for Interests will be based on the unaudited net asset value of the Fund as of June 30, 2011 (the “Valuation Date”), subject to an extension of the Offer as described in Section 8 of the Offer to Purchase. The contingent payment portion of the purchase price, if any, will be made within 120 days of the Valuation Date.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.
If you do not want to sell your Interests at this time, please disregard this notice. This is simply notification of the Fund’s tender offer. If you decide to tender, you are responsible for confirming that the Adviser has received your documents.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Please mail to:	Bank of America Attn: Bonnie Moy 100 Federal Street MA5-100-06-05 Boston MA 02110 Phone: 1-866-921-7951
OR
Please email to: aiclientservice@ml.com. Please include the words “Grosvenor Tender Documents” in the subject line.
Part 1. Name:

Name of Investor:

Address of Investor:

Phone Number #:	Date:

Bank of America Account # (where applicable):

Bank of America Officer:

E-mail Address for Confirmation of Receipt:
Part 2. Amount of Limited Liability Company Interest in the Fund to be Tendered:
Please check one:
☐	Entire limited liability company interest

☐	Portion of limited liability company interest expressed as specific dollar value: $

Partial tenders are subject to maintenance of a minimum limited liability company interest of at least $50,000. The undersigned understands that if the undersigned tenders an amount that would cause the undersigned’s capital account balance to fall below $50,000, the Fund reserves the right to reduce the amount to be purchased from the undersigned so a minimum $50,000 capital account balance is maintained.
Part 3. Payment:
The promissory note for the purchase price will be held for you by BNY Mellon Investment Servicing (US) Inc., the Fund’s administrator.
Bank of America Account Holders
Cash payments will be deposited to the undersigned’s account at Bank of America. The undersigned hereby represents and warrants that the undersigned understands that, for cash payments deposited to the undersigned’s account, upon a withdrawal of such cash payment from such account, Bank of America may impose such fees as it would customarily assess upon the withdrawal of cash from such account.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Non-Bank of America Account Holders
Please provide the client name and account information to which cash payments will be distributed.

     Wire Instructions:

Institution:

ABA Number:

Account Number:

Account Name:

For Further Credit Name:

For Further Credit Account Number:

Reference Information: Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Part 4. Signature(s):
FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)
FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

LETTER OF TRANSMITTAL
Regarding
Limited Liability Company Interests
in
Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Tendered Pursuant to the Offer to Purchase
Dated March 30, 2011
The Offer and withdrawal rights will expire
at, and this Letter of Transmittal must be
received by, 12:00 midnight, Eastern Time,
on April 26, 2011, unless the Offer is extended.
Complete this Letter of Transmittal and Return by Mail, Fax or Email to your Portfolio Manager,
Financial Advisor or registered representative, as applicable (each, a “Portfolio Manager/Financial
Advisor”)
For additional information:
Phone: 1-866-MER-ALTS

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Ladies and Gentlemen:
The undersigned hereby tenders to Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, a closed-end, diversified, management investment company organized under the laws of the State of Delaware (the “Fund”), the limited liability company interest (hereinafter the “Interest” or “Interests” as the context requires) in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase dated March 30, 2011 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Offer”). The tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.
The undersigned hereby sells to the Fund the Interest in the Fund or portion thereof tendered hereby pursuant to the Offer. The undersigned hereby warrants that the undersigned has full authority to sell the Interest or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.
The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Interests in the Fund or portions thereof tendered hereby. The undersigned recognizes that, if the Offer is oversubscribed, not all the undersigned’s Interests in the Fund will be purchased.
The undersigned acknowledges that this Letter of Transmittal must be received by the undersigned’s Portfolio Manager/Financial Advisor, who must submit the form and simultaneously enter a trade order into the AI Platform for processing by midnight, Eastern Standard Time, on April 26, 2011.
A non-transferable, non-interest bearing promissory note for the purchase price will be paid to the undersigned if the Fund accepts for purchase the Interest or portion thereof tendered hereby. The undersigned acknowledges that the promissory note will be held for the undersigned by BNY Mellon Investment Servicing (US) Inc., the Fund’s administrator. The cash payment(s) of the purchase price for the Interest or portion thereof tendered by the undersigned and accepted for purchase by the Fund will be made by transfer of the funds to the undersigned’s account at Bank of America, N.A. or an affiliated bank, (collectively “Bank of America”), or wired to the undersigned’s bank account if the undersigned does not have a Bank of America account, as described in Section 7 of the Offer. The undersigned hereby represents and warrants that the undersigned understands that upon a withdrawal of such cash payment from the account, the institution at which the account is held may subject such withdrawal to any fees that it would customarily assess upon the withdrawal of cash from such account. The undersigned hereby represents and warrants that the undersigned understands that any payment in the form of marketable securities would be made by means of special arrangement with the tendering member in the sole discretion of the Fund’s Board of Directors.
If 95% or more of the undersigned’s Interest is tendered and accepted for purchase, the promissory note will also provide for a contingent payment portion of the purchase price, if any, as described in Section 7 of the Offer to Purchase. Any contingent payment of cash due pursuant to a note will also be made by wire transfer to the undersigned’s account. The undersigned recognizes that the amount of the purchase

2

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
price for Interests will be based on the unaudited net asset value of the Fund as of June 30, 2011 (the “Valuation Date”), subject to an extension of the Offer as described in Section 8 of the Offer to Purchase. The contingent payment portion of the purchase price, if any, will be made within 120 days of the Valuation Date.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.
If you do not want to sell your Interests at this time, please disregard this notice. This is simply notification of the Fund’s tender offer. If you decide to tender, you are responsible for confirming that the Adviser has received your documents.

3

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
PLEASE MAIL, FAX OR EMAIL TO YOUR PORTFOLIO MANAGER/FINANCIAL ADVISOR
For additional information, please call your Portfolio Manager/Financial Advisor or call the Adviser at 1-866-MER-ALTS
Part 1. Name:

Name of Investor:

Address of Investor:

Phone Number #:	Date:

Bank of America Account # (where applicable):

Bank of America Officer:

E-mail Address for Confirmation of Receipt:
Part 2. Amount of Limited Liability Company Interest in the Fund to be Tendered:
Please check one:
☐	Entire limited liability company interest

☐	Portion of limited liability company interest expressed as specific dollar value: $

Partial tenders are subject to maintenance of a minimum limited liability company interest of at least $50,000. The undersigned understands that if the undersigned tenders an amount that would cause the undersigned’s capital account balance to fall below $50,000, the Fund reserves the right to reduce the amount to be purchased from the undersigned so a minimum $50,000 capital account balance is maintained.
Part 3. Payment:
The promissory note for the purchase price will be held for you by BNY Mellon Investment Servicing (US) Inc., the Fund’s administrator.
Bank of America Account Holders
Cash payments will be deposited to the undersigned’s account at Bank of America. The undersigned hereby represents and warrants that the undersigned understands that, for cash payments deposited to the undersigned’s account, upon a withdrawal of such cash payment from such account, Bank of America may impose such fees as it would customarily assess upon the withdrawal of cash from such account.

4

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Non-Bank of America Account Holders
Please provide the client name and account information to which cash payments will be distributed.
     Wire Instructions:

Institution:

ABA Number:

Account Number:

Account Name:

For Further Credit Name:

For Further Credit Account Number:

Reference Information: Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Part 4. Signature(s):
FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)
FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

5